TCM SMALL CAP GROWTH FUND

Supplement dated December 5, 2006
to Prospectus dated January 30, 2006

This Supplement provides new information on the TCM Small Cap Growth Fund (the “Fund”) and should be read in conjunction with the Prospectus.

Effective January 5, 2007, the Fund will no longer accept investments from new investors except as provided below. The Fund’s advisor, Tygh Capital Management, Inc. (“TCM”), believes there are practical limits to the amount of small cap assets that it can effectively manage. Based on the current size of the Fund and the amount of small cap assets managed by TCM for other clients, TCM has recommended, and the Board of Trustees of the Professionally Managed Portfolios has approved, the close of the Fund to investments by new shareholders with the following exceptions:

After January 5, 2007, you may open a new account as provided in the Prospectus if you meet one or more of the following additional criteria and, in the judgment of TCM, your investment in the Fund would not adversely affect TCM’s ability to manage the Fund effectively:

•	You are an existing shareholder of the Fund as of January 5, 2007, (in your own name or as a beneficial owner of shares held in someone else’s name);

•	You are transferring or “rolling over” your Fund investment into an Individual Retirement Account from an employee benefit plan through which you held shares of the Fund;

•
Your employee benefit plan is sponsored by an organization (or an affiliate of that organization) that also sponsors another employee benefit plan that is an existing shareholder of the Fund as of the date it closed;

•
You or an immediate family member are an officer or trustee of the Professionally Managed Portfolios, or an employee of TCM (immediate family is defined as a parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	You are a client of TCM or are a client of a consultant that has a business relationship with TCM (or an affiliate of that organization); or

•
You are an advisory client of a financial advisor or a financial planner who has at least $1,000,000 of client assets invested in the Fund at the time of your application (or an affiliate of that organization).

Existing shareholders will be able to continue to make additional investments in the Fund, as well as reinvest dividends and capital gains distributions. An employee benefit plan that is a Fund shareholder may continue to buy shares in the ordinary course of the plan’s operations, including purchasing shares for new plan participants.

The Fund may impose further restrictions or relax these restrictions by providing shareholders with as much advance written notice as is practicable.

Please contact the Fund at (800) 536-3230 if you have questions or need assistance.

Please retain this Supplement with the Prospectus